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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-67297) of American Xtal Technology, Inc. of our report dated March 20, 2000 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP



San Jose, California
April 13, 2000